Netcapital *Inc.*

# A Digital Private Capital Markets Ecosystem

Democratizing Private Markets | Empowering Entrepreneurs to Succeed

January 2023



# Forward-Looking Statements



This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Netcapital Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Netcapital Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Netcapital Inc.'s Quarterly Report on Form 10-Q for our second quarter ended October 31, 2022, and our Annual Report on Form 10-K for the year ended April 30, 2022 which have been filed with the Securities and Exchange Commission and are available on **netcapitalinc.com** and on **sec.gov.** Netcapital Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Netcapital

# Who We Are

Netcapital is a fintech company with a scalable technology platform.

- Democratizing access to capital and investments
- More than **100,000** users

**01** Empowers private companies to raise capital online

**02** Provides both accredited and non-accredited investors with access to new investment opportunities in private companies

**03** Markets private capital raises

**04** Incubates and takes equity positions in select, early-stage companies with disruptive technologies

# Why Now

Title III of the JOBS Act enabled early-stage companies to offer and sell securities to the general public for the first time.



**The SEC followed with Reg CF, changing the landscape for private capital raising and investment:**

- Allows general public to invest in private companies
- Enables private companies to advertise their security offerings
- Conditionally exempts securities sold under Section 4(a)(6) from the registration requirements of the Securities and Exchange Act of 1934

# Market Opportunity

Significant opportunity to disrupt private capital markets with Netcapital's digital private markets ecosystem

**$7T**

Private capital markets reached $7.4 trillion in 2020.

*Morgan Stanley*

**$3T**

Private equity assets of $3 trillion growing at a 10 year CAGR of 10%.

*Financial Times*

**3x**

Private capital markets expanding at three times the rate of public markets.

*McKinsey*

**$42T**

In retail assets represents large pool of potential account holders.

*BCG*

# Traditional Funding Model Restricts Access to Capital, Investments, and Liquidity

**Entrepreneurs have difficulty raising capital.**

VCs invest in fewer than 1% of the companies they consider.

*Harvard Business Review*

Under 5% of venture dollars went to women and minorities in 2020.

*Forbes*

Founders need connections to even get a meeting.
Only 10% of VC meetings are obtained through cold outreach.

*Harvard Business Review*

**The average investor lacks access and liquidity.**

Almost 90% of U.S. households were precluded from investing in private deals under old model (dqydj.com)

Private investments generally locked up until IPO or takeout

# Disrupting Private Capital Markets

Netcapital is fundamentally altering traditional private capital markets by:

**Offering innovators access to capital**

By giving entrepreneurs greater access to investors, Netcapital makes it possible for more businesses to help grow the economy, create jobs, and start making things that people love.

**Giving any investor - not just the connected ones - access to early-stage investments.**

Low investment minimums and steady deal flow empower the average person to own shares in private companies they believe in.



# Industry Tailwinds

Three major industry tailwinds driving growth in digital capital markets:

**Pandemic** accelerating push to bring processes online

With limited ability to raise capital in person, entrepreneurs shifting to online fundraising

**Regulatory changes** increasing digital funding opportunities

SEC raises annual Reg CF funding limit to $5M

**Private equity outperformance** drives growing investor demand for private investments

Investors increasing allocation to private investments after two decades of superior performance vs. public markets *(McKinsey)*

# Business Model

Fee income plus equity stakes

**4.9%** success fee on capital raised through the platform

Consulting Fees

Engagement and other fees



Equity stakes provide optionality through possible exits (sale or IPO).

# The Netcapital Funding Portal

Netcapital.com is an SEC-registered funding portal that enables private companies to raise capital online.

- Invest securely from anywhere in the world, at any time, with just a few clicks.
  - Fully-encrypted transactions
  - Multi-factor authentication
- Issuers are able to accept investments from anyone, including friends, family, customers, employees, and more, subject to applicable securities laws.


INVEST IN
MAGFAST
Changing Charging. For Good.
MAGFAST
MAGFAST is a direct-to-consumer electronics
company that designs and manufactures a family
premium charging products that snap together
Nearly $10M in pre-orders, Wireless charging, Portfolio of patents and trademarks
View Offering
4(a)(6) offering provided by Netcapital Funding Portal Inc.
Original share price: $14.23
Raised: $3,437,940
Invest
Closed on
December 2, 2021
Most Recent Unit Price
$14.23
Original Unit Price
$14.23
Total Raised
$3,437,940
Add to Watchlist
4(a)(6) offering provided by Netcapital Funding Portal Inc.

# The Netcapital Platform Helps Simplify the Fundraising Process



Looking for capital?
Tell us about yourself and speak to one of our specialists
Company Name
Your Company, Inc.
First Name
Last Name
Primary Location
Email Address
Current Fundraising Target
Company Website
Start your offering

- Fully automated onboarding
- Custom-built offering page on Netcapital's website
- Compliance review
- Automated filing of required regulatory documents
- Third party transfer agent and custodial services
- Email marketing to Netcapital's proprietary list of investors
- Rolling closes, which provide potential access to liquidity before final close date of offering
- Assistance with annual filings
- Direct access to our team for ongoing support



# Demonstrated Scalability of Netcapital Platform

Rapid sell-out of MAGFAST offering demonstrates proven scalability of the Netcapital platform.

## Case Study-MAGFAST

**MAGFAST, a wireless charger company, launched an equity offering on netcapital.com in November of 2020.**

- Goal raise: **$1.07 million**
- Sold out entire offering in one day
- Almost 1,000 investors successfully invested through the platform in a 24-hour period
- Raised approximately **$2 million** in 2 hours in November 2021 follow-on offering

# Netcapital Advisors - Consulting Business

The Netcapital Advisors team of investors, entrepreneurs, and marketing professionals assists private companies with the fundraising process.

Netcapital *Advisors*

Incubates and accelerates select technology companies

Markets private deals through digital marketing and investor introductions

# Select Equity Stakes

**KINGSCROWD**
Online Private Capital Markets Ratings and Analytics

**CHIPBRAIN**
Emotionally Intelligent AI

**C-Reveal Therapeutics**
Cancer Immunotherapy

**DEUCE 2 DRONE**
Drone Delivery

**Zelgor Games**
Mobile Games

# Team

Management Team Comprised of Experienced Institutional Investors, Angel Investors and Entrepreneurs



**MARTIN KAY**

CEO

MA, Oxford; MBA, Stanford
Accenture, IBM, Bain & Company, Venture investor, CEO and CRO



**COREEN KRAYSLER, CFA**

CFO

S.M., MIT Sloan
Former Morningstar 5-star Rated Portfolio Manager



**JASON FRISHMAN**

Founder

B.S., Summa Cum Laude, University of Miami

Advisor, The Capital Network

# Investment Case Summary

We believe Netcapital is well positioned to disrupt traditional private capital markets.

- Multi-trillion-dollar market opportunity
- Rapidly expanding industry
- Pandemic and regulatory changes driving accelerating growth
- Proven scalability
- Established track record enabling companies to raise capital
- Equity stakes provide upside optionality through possible exits (sale or IPO)

Netcapital *Inc.*

Netcapital

Netcapital *Advisors*

# What People are Saying About Netcapital

"I think this is an intriguing story… This company is exciting."

**JIM CRAMER**
Host of CNBC's Mad Money

"This is a paradigm shift in the dynamics of the capital markets."

**DAVID BROWN**
Former CEO of Techstars

"The Netcapital platform has been excellent for us. It's provided us with great exposure. It's provided us with a mechanism where we can both direct friends and interested investors as well as people we don't know but are super grateful to have on board as investors."

**THOMAS HAAG**
Co-founder and CEO of C-Reveal Therapeutics

"Netcapital appeals to me because I've had firsthand experience with the passion and support that comes from an engaged user base, and I've seen how that excitement translates into funding."

**JASON ROBINS**
Co-founder and CEO of DraftKings

"We chose to work with Netcapital because of its high-touch personalized approach - which is unique in the marketplace - and we're so glad we did. If you are growing something you believe is extraordinary, call Jason's team at Netcapital; they're exceptional."

**SEYMOUR SEGNIT**
Founder and CEO of MAGFAST

All testimonials were made without compensation.

# Thank You



**Jason Frishman**

jason@netcapital.com

**Netcapital** *Inc.*

https://netcapitalinc.com